Trade and other payables	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Trade and other payables	Trade and other payables

	2020	2019
Non-current
Payable from acquisition of property, plant and equipment	—	3,394
Other payables	290	205
	290	3,599
Current
Trade payables	110,662	90,594
Advances from customers	4,755	2,980
Taxes payable	7,037	9,086
Payables from acquisition of property, plant and equipment	3,569	3,596
Other payables	292	631
	126,315	106,887
Total trade and other payables	126,605	110,486

The fair values of current trade and other payables approximate their respective carrying amounts due to their short-term nature. The fair values of non-current trade and other payables approximate their carrying amounts, as the impact of discounting is not significant.